UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 23, 2024

Date of Report (Date of earliest event reported)

Pitney Bowes Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3001 Summer Street

Stamford, Connecticut, 06926

(Address of Principal Executive Offices) (Zip Code)

(203) 356-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Jill Sutton

On October 23, 2024, Jill Sutton resigned from the board of directors (the “Board”) of Pitney Bowes Inc. (the “Company”). The Company accepted Ms. Sutton’s resignation upon receipt of her letter. At the time of resignation, Ms. Sutton served on the Audit Committee, Executive Compensation Committee and Value Enhancement Committee of the Board.

In her resignation letter, Ms. Sutton listed concerns about matters that include the Board’s strategy, composition, and decisions with respect to management. The Board disagrees with Ms. Sutton’s statements, which seemingly omit important context about the Company’s successful strategy, positive performance and strong focus on doing what is best for important business improvements. The Board and management’s decisions with respect to cutting excess costs, realigning around core cash-generating businesses, and optimizing the Company’s capital management has supported a more than 73% increase in share price over the past 6 months. The Board believes that prioritizing stability and remaining committed to its strategy under the proven leadership of Lance Rosenzweig will best serve shareholders’ interests.

A copy of Ms. Sutton’ resignation letter is included as Exhibit 17.1 to this Current Report on Form 8-K. In accordance with the requirements of Item 5.02(a) of Current Report on Form 8-K, the Company will provide Ms. Sutton with a copy of the disclosures contained in this Current Report on Form 8-K no later than the day of filing this Current Report on Form 8-K with the U.S. Securities and Exchange Commission.

Appointment of Directors

On October 28, 2024, the Board appointed Paul Evans, Catherine Levene and Julie Schoenfeld to serve as directors of the Board, effective as of October 28, 2024. Mr. Evans is expected to serve on the Audit and Executive Compensation Committees. Ms. Levene is expected to serve on the Executive Compensation and Governance Committees. Ms. Schoenfeld is expected to serve on the Audit and Governance Committees. The new directors will participate in the standard non-management director compensation arrangements described in the Company’s proxy statement.

Paul J. Evans, age 56, has served as Managing Member at FSS Capital, LLC, a firm which provides business advisory services, construction financing to real estate and managed capital to startup ventures, since 2021. Previously, Mr. Evans served as the Chief Operating Officer and director of America’s Auto Auction Group, a private equity-backed nationwide industry leading automotive remarketing company, from January 2023 to October 2023, and Executive Consultant from April 2022 to December 2022, where he oversaw the organization’s strategy and operations. From August 2016 to December 2022, Mr. Evans served as a director of Hill International, Inc. (“Hill”) (NYSE: HIL), a provider of program management, project management, construction management and other consulting services, and Interim Chief Executive Officer from May 2017 to October 2018. From June 2020 to June 2021, Mr. Evans served as a director of GameStop Corp. (NYSE: GME). Mr. Evans also served as the Chief Financial Officer and director of Sevan Multi-Site Solutions, a private equity-backed provider of design, program management and construction services from April 2020 until August 2021. Prior to these roles, Mr. Evans served in a variety of roles at the MYR Group, Inc. (“MYR”) (NASDAQ: MYRG), a holding company of specialty electrical construction service providers that service the electrical infrastructure industry, including as MYR’s Principal Financial and Chief Accounting Officer; as the Chief Executive Officer of Conex Energy Corporation, a privately-held company that developed renewable energy projects; as the Treasurer and Corporate Officer at NorthWestern Energy (NASDAQ: NWE), an energy service provider assisting customers in Montana, South Dakota and Nebraska; as the Vice President of Finance at Duke Energy North America, a subsidiary of Duke Energy (NYSE: DUK); and as Executive Director of Finance at NRG Energy, Inc. (NYSE: NRG). Mr. Evans is a U.S. Army veteran, a Certified Public Accountant, and a member of the American Institute of Certified Public Accountants. Mr. Evans received a B.B.A. in Accounting from Stephen F. Austin State University and a Masters of International Management from Thunderbird School of Global Management.

Mr. Evans brings to the Board experience as an executive and director, along with extensive expertise in financial and accounting matters.

The appointment of Mr. Evans to the Board was made pursuant to Section 1(c) the Company’s Cooperation Agreement with Hestia Capital Partners, LP and each of the persons set forth on Exhibit A thereto (the “Cooperation Agreement”). Mr. Evans will be deemed to replace Ms. Sutton as a Replacement Director under the Cooperation Agreement. There are no family relationships between Mr. Evans and any director or executive officer of the Company. Mr. Evans is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Catherine Levene, age 54, has served as President of Catapult Digital, LLC, an independent strategic consultancy, since 2022. In addition, Ms. Levene has served as a director of National Public Radio, a national public broadcasting organization, since 2022, where she has been the Vice Chair of the board since 2023. She is a director of Ad.net, a privately-held company that specializes in digital marketing, online advertising and search marketing, since 2023. She has served as a director of several other private companies and organizations, including Rent the Runway, Inc., Business.com, Purch and TheFind. From 2019 through the end of 2021, Ms. Levene held several executive positions at Meredith Corporation (“Meredith Corp.”), a publicly held media and marketing services company, including Chief Strategy Officer, President of Meredith’s Digital Media Group and then President of Meredith Corporation’s National Media Group, where she became the first female Officer of the Company, prior to its acquisitions by IAC Inc. (NASDAQ: IAC) and Gray Television, Inc. (NYSE: GTN). Ms. Levene also previously served as Co-Founder and Chief Executive Officer of Artspace Marketplace, an online marketplace for discovering and buying art, which was sold to Phaidon, Inc. in 2014. Ms. Levene holds an MBA from Harvard Business School and dual Bachelor’s degrees in History and Business from the University of Pennsylvania/The Wharton School of Business.

Ms. Levene brings to the Board significant experience in areas of strategy, transformation and transactions. Her background in digital innovation, and experience as both a public-company executive and entrepreneur will be highly valuable as the Company focuses on sustaining affordable innovation and pursuing high-margin growth in its core businesses.

The appointment of Ms. Levene to the Board was not pursuant to any arrangement or understanding with any other person and there are no family relationships between Ms. Levene and any director or executive officer of the Company. Ms. Levene is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Julie Schoenfeld, age 66, has served as a public company executive and board member and serves or has served as a director at several privately held companies, including Global Infrastructure Solutions Inc., a leading provider of engineering and consulting services in the environmental and public infrastructure sectors, 3Laws Robotics, a provider of intelligent safety solutions for robotics and automation systems, STO Building Group Inc., a family of construction companies, OEwaves, Inc., a telecommunications equipment supplier and Prodege, LLC, an online marketing, consumer polling and market research company. From 2019 until 2022, Ms. Schoenfeld served as a director of Startek, Inc. (“Startek”) (NYSE: SRT), a global business process outsourcing company. Ms. Schoenfeld served as the Vice President at Cruise Automation (“Cruise”), a GM company, from 2017 to 2019. Previously, she was the Founder, President and CEO at Strobe, Inc., from 2014 until its acquisition by Cruise in 2017. She also served as President and CEO of Perfect Market, Inc., which was acquired by Taboola.com Ltd. (NASDAQ: TBLA). Julie holds an MBA from Harvard Business School and a BS in Engineering from Tufts University.

Ms. Schoenfeld brings to the Board experience as an executive and director, with significant expertise in business turnarounds, stakeholder management, and operational restructuring.

The appointment of Ms. Schoenfeld to the Board was not pursuant to any arrangement or understanding with any other person and there are no family relationships between Ms. Schoenfeld and any director or executive officer of the Company. Ms. Schoenfeld is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Chief Executive Officer

The Board approved the appointment of Lance Rosenzweig to serve as CEO of the Company effective October 25, 2024. Mr. Rosenzweig will also continue to serve as a member of the Board. Since May 2024, Mr. Rosenzweig has been serving as interim CEO of the Company.

In connection with his appointment as CEO, the Company provided an employment offer letter to Mr. Rosenzweig describing the terms and conditions of his employment as CEO with the Company (the “Rosenzweig Employment Letter”). Pursuant to the terms of the Rosenzweig Employment Letter, effective October 25, 2024 (the “Start Date”), Mr. Rosenzweig will vest in 266,618 of his previously granted performance-based restricted stock units and 55,673 of his previously granted time-based restricted stock units, which were pro-rated to reflect his period of service as Interim CEO and otherwise determined earned by the Executive Compensation Committee. In addition, effective as of the Start Date, Mr. Rosenzweig will be entitled to the following: (a) an annualized base salary of $500,000, less applicable withholdings and other payroll deductions, (b) a target annual bonus of $500,000 (the “Target Bonus”), which may be earned based on achievement of applicable performance goals established by the Board ranging from between 50% and 200% of the Target Bonus, subject to his continued employment with the Company through the date of payment and the terms and conditions of the Company’s annual incentive compensation plan, (c) a one-time equity grant of 200,000 time-based restricted stock units (“RSUs”) to be granted within the 10 business days following the Start Date, which shall vest in four equal installments on each of the Start Date; January 24, 2025; April 23, 2025; and July 22, 2025, (d) a one-time equity grant of 300,000 performance-based restricted stock units (“CEO Target PSUs”) to be granted within the 10 business days following the Start Date, which vest, if at all, based on the achievement of certain performance criteria established by the Board, in its discretion, ranging from between 50% and 200% of the CEO Target PSUs with performance calculated over a one-year performance period, subject to his continuing employment with the Company through the one-year anniversary of the Start Date, (e) a one-time grant of 1,500,000 stock options (“Options”) to be granted within the 11 business days following the Start Date, with an exercise price of $9 and exercisable for the 18 month period following the Start Date; provided, however, that should the fair market value of the Company’s common stock on the date of grant exceed $9, in lieu of the foregoing Options, Mr. Rosenzweig shall receive the awards in either clause (i) or (ii) as follows: (i) if the fair market value of the Company’s common stock is between $9.01 and $11, an additional 180,000 performance-based restricted stock units (subject to the same terms and conditions as the CEO Target PSUs) and 1,250,000 stock options exercisable for the 18 month period following the Start Date (subject to earlier expiration upon a termination of employment or service), but subject to forfeiture in the event of termination of employment prior to the one-year anniversary of the date of grant (whether or not exercised), or (ii) if the fair market value of the Company’s common stock exceeds $11, an additional 350,000 performance-based restricted stock units (subject to the same terms and conditions as the CEO Target PSUs), and (f) reimbursement of reasonable legal fees of up to $30,000 in connection with the negotiation of the terms of Mr. Rosenzweig’s employment as CEO, subject to the Company’s applicable reimbursement policies. The foregoing awards, including the Options, RSUs, and CEO Target PSUs, shall be subject to the terms and conditions of the Company’s equity incentive plan and applicable award agreements evidencing the terms thereof. A copy of the Rosenzweig Employment Letter is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Mr. Rosenzweig’s employment as CEO will be “at-will” and can be terminated by Mr. Rosenzweig or the Company at any time for any reason.

Mr. Rosenzweig will not receive compensation for serving as a director during such period of time he is serving as CEO.

Mr. Rosenzweig, age 61, has served as interim CEO of the Company since May 2024 and CEO of Support.com, Inc., a leading provider of customer and technical support solutions and security software, from August 2022 to October 2022. Previously, he served as CEO of Startek from July 2018 to January 2020. Mr. Rosenzweig held various leadership roles, including Vice President at GE Capital from 1991 to 1993, Vice President of Dean Witter, Discover & Co. from 1989 to 1991, Senior Vice President of Capel Court Financial Services from 1987 to 1989, and Corporate Planning Manager at Jefferson Smurfit Corp. from 1985 to 1987. Mr. Rosenzweig has served on the Board of the Company since April 2024 and also serves on the board of directors of GC Parent, LLC and chair of the board of directors at Internap Holding, LLC, and has served as a member of the board of directors at several public and private companies, including Boingo Wireless, Inc., from 2014 to 2021, and NextGen Healthcare, Inc., from 2012 to 2021.

The selection of Mr. Rosenzweig to serve as the Company’s CEO was not pursuant to any arrangement or understanding with any other person and there are no family relationships between Mr. Rosenzweig and any director or executive officer of the Company. With respect to his service as CEO, Mr. Rosenzweig is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On October 29, 2024, the Company issued a press release announcing Mr. Rosenzweig’s appointment as CEO and the appointment of the new directors. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Letter between Lance Rosenzweig and Pitney Bowes, Inc. effective October 25, 2024.

17.1	Resignation Letter of Jill Sutton, dated October 23, 2024.

99.1	Press Release dated October 29, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

Dated: October 29, 2024	By:	/s/ Lauren Freeman-Bosworth
Name: Lauren Freeman-Bosworth
Title: Executive Vice President, General Counsel and Corporate Secretary